EXHIBIT 13.2

  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SS. 1350,
            AS ADOPTED PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2004 of Orckit Communications Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Aviv Boim, Chief Financial Officer of the Company, certify that:

o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of, and for the period covered by the Report.

Date:  March 21, 2005

By: /s/ Aviv Boim
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Aviv Boim
Chief Financial Officer
(Principal Financial Officer)